Exhibit 10.1
AMERUS GROUP CO.
FIRST AMENDMENT
     FIRST AMENDMENT (this “Amendment”), dated as of October 30, 2006, among AMERUS GROUP CO. (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Banks”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent under the Credit Agreement (the “Administrative Agent”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS
     WHEREAS, the Borrower, the Banks and the Administrative Agent are party to an Amended and Restated Credit Agreement, dated as of June 16, 2006 (as amended, supplemented or otherwise modified to, but not including, the date hereof, the “Credit Agreement”).
     WHEREAS, Aviva plc (“Aviva”) intends to acquire all of the outstanding capital stock of the Borrower (the “Aviva Transaction”).
     WHEREAS, the Aviva Transaction constitutes a Change of Control under the Credit Agreement, and if consummated would result in an Event of Default under Sections 8.03 (as a result of a violation of Section 7.02) and 8.09 of the Credit Agreement.
     WHEREAS, the Borrower desires that the credit facility continue to be available following completion of the Aviva Transaction and has therefore requested the Banks to waive the above referenced Events of Default by agreeing to certain amendments to the Credit Agreement.
     WHEREAS, the Borrower desires to modify its obligations under the Credit Agreement requiring the delivery of financial statements that comply with, and compliance with certain covenants calculated in accordance with, GAAP, and in the alternative to require, respectively, compliance with and calculations in accordance with, IFRS (the “Accounting Change”).
     WHEREAS, the Borrower desires to modify the audit requirements of Section 6.01(a)(i) with respect to the annual financial statements to be delivered thereunder and in the alternative to require delivery of an accountants report in an agreed form.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, the parties hereto agree as follows:
Section 1. AMENDMENTS AND WAIVERS TO CREDIT AGREEMENT

     A. Amendments. Subject to Section 4 herein, in reliance on the representations and warranties of the Borrower contained herein, the Credit Agreement is amended as follows:
          (i) Section 6.01(a)(i) of the Credit Agreement is hereby deleted and replaced by the following clause in lieu thereof:
     “(a) Annual Financial Statements. (i) As soon as available and in any event within 95 days after the close of each fiscal year of the Borrower, (x) the unaudited consolidated balance sheet of the Borrower, in each case, as at the end of such fiscal year, and the related unaudited consolidated statements of income, of stockholders’ equity and of cash flows for such fiscal year, in each case prepared in accordance with IFRS and setting forth comparative figures for the preceding fiscal year beginning, in the case of the unaudited consolidated balance sheet, with the fiscal year ending December 31, 2007, and in the case of the unaudited consolidated statements of income, cash flows and stockholders’ equity with the fiscal year ending December 31, 2008; (y) the unaudited consolidating balance sheet of the Borrower as at the end of the fiscal year and the related unaudited consolidating statement of income for such fiscal year, in each case prepared in accordance with IFRS; and (z) with respect to the consolidated statements only, and without prejudice to Section 6.01(e) herein, an Agreed-Upon Procedures Report issued by independent certified public accountants of recognized national standing which shall be delivered to the Administrative Agent and each Bank which has signed an access letter, substantially in the form of Exhibit I attached hereto.”
          (ii) Section 6.01(b)(i) of the Credit Agreement is hereby deleted and replaced by the following new clause in lieu thereof:
     “(b) Quarterly Financial Statements. (i) As soon as available and in any event within 50 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, (x) the unaudited consolidated balance sheet of the Borrower as at the end of such fiscal quarter, and the related unaudited consolidated statements of income, of stockholder’s equity and of cash flows for such quarterly period, and for the elapsed portion of the fiscal year ended with the last day of such quarterly period; and (y) the unaudited consolidating balance sheet of the Borrower as at the end of such fiscal quarter and the related unaudited consolidating statement of income for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period; and in the case of such consolidated statements, beginning with the quarterly accounting period ending March 31, 2008, setting forth comparative figures for the related periods in the prior fiscal year, and all of which shall be prepared in accordance with IFRS, and certified by the Chief Financial Officer or other Authorized Officer of the Borrower, as the case may be, subject to changes resulting from normal year-end audit adjustments.”

          (iii) Section 6.01(c) is hereby amended by inserting the following at the end thereof:
“and which certificate shall certify that the financial statements delivered under Section 6.01(a)(i)(x) are the same financial statements delivered to the independent certified public accountants for purposes of preparing the Agreed-Upon Procedures Report pursuant to Section 6.01(a)(i)(z) for the relevant fiscal year.”
          (iv) Section 6.01(e) of the Credit Agreement is hereby amended by (A) deleting the word “and” appearing at the end of clause (x) thereof and inserting “;” in lieu thereof, (B) deleting the period appearing at the end of clause (y) thereof and inserting “; and” in lieu thereof, and (C) inserting the following new clause (z) at the end thereof:
“(z) any notice given to the Borrower or any of its subsidiaries by their independent certified public accountants stating that (I) the Borrower’s financial statements delivered pursuant to Section 6.01(a) hereof do not conform with IFRS, or (II) the amounts in the Borrower’s reporting package submitted to Aviva or the consolidated or consolidating financial statements of Aviva are qualified in any manner pursuant to any audit of Aviva’s consolidated accounts.”
          (v) Section 6.01(f) of the Credit Agreement is hereby amended by (x) deleting the word “and” appearing at the end of clause (H) thereof, (y) deleting the period appearing at the end of clause (I) thereof and replacing it with “, and”, and (z) inserting the following new clause (J) at the end thereof:
“(J) following the preparation thereof in accordance with GAAP, any and all GAAP financial statements prepared by the Borrower and/or any of its Subsidiaries (if any).”
          (vi) Section 6.01(h) of the Credit Agreement is hereby amended by inserting the following at the end thereof:
“provided that, without prejudice to the Borrower’s obligations under Section 6.01(f) or any Credit Document, this Section shall not entitle the Administrative Agent or any Bank to request financial information prepared in accordance with GAAP from the Borrower.”
          (vii) Section 6.04 of the Credit Agreement is hereby amended by deleting the word “GAAP” and inserting in lieu thereof the word “IFRS” in clause (i) thereof.
          (viii) Section 7.09 of the Credit Agreement is hereby amended by (x) deleting the word “and” appearing at the end of clause (iv) thereof, (y) deleting the period appearing at the end of clause (v) thereof, and inserting “; and” in lieu thereof, and (z) inserting the following new clause (vi) at the end thereof:

“(vi) the Borrower and its Material Subsidiaries may enter into any transaction with Aviva, provided that such transactions do not individually or in the aggregate have a material adverse effect on the Borrower’s ability to perform its obligations under the Credit Documents.”
          (ix) Section 9 of the Credit Agreement is hereby amended by deleting the definition of “Change of Control” set forth therein and inserting in lieu thereof the following new definition:
     ““Change of Control” shall mean the occurrence of any of the following events: (i) Aviva shall cease to own, directly, or indirectly through Wholly-Owned Subsidiaries, 100% of the issued and outstanding voting stock of the Borrower; (ii) the Borrower shall cease to own, directly, or indirectly through Wholly-Owned Subsidiaries, 100% of the issued and outstanding voting stock of AmerUs Life, AmerUs Annuity and Indianapolis Life ordinarily entitled to vote for the election of directors, or any other class of stock of AmerUs Life, AmerUs Annuity or Indianapolis Life of which the Borrower owns 50% or less shall become entitled to elect a majority of AmerUs Life’s, AmerUs Annuity’s or Indianapolis Life’s board of directors; (iii) during any period of 25 consecutive calendar months, individuals who at the beginning of such period constituted the Board of Directors of Aviva (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders or members, as the case may be, of Aviva was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors then in office; (iv) any Person or “group” (within the meaning of Sections 13(d) and 14(d) under the Securities Exchange Act, as in effect on September 30, 2001), shall have (A) acquired beneficial ownership of 30% or more on a fully diluted basis of the voting interest in Aviva’s capital stock or (B) obtained the power (whether or not exercised) to elect a majority of Aviva’s directors or (v) the occurrence of any “change of control” or similar event under the terms of any Trust Preferred Related Debt Securities or any Hybrid Securities the aggregate principal amount of which, in any such case, exceeds $50,000,000.”
          (x) Section 9 of the Credit Agreement is hereby further amended by deleting the word “GAAP” and inserting in lieu thereof the word “IFRS” in the definitions of “Capital Lease”, “Capitalized Lease Obligations”, “Consolidated Indebtedness”, “Consolidated Net Income”, “Consolidated Net Worth”, “Indebtedness”, and “Material Subsidiary” in each case as set forth therein.
          (xi) Section 9 of the Credit Agreement is hereby further amended by inserting therein in appropriate alphabetical order the following new definitions:
     (a) ““Aviva” shall mean Aviva plc.”

     (b) ““IFRS” shall mean International Financial Reporting Standards issued by the International Accounting Standards Board (IASB); it being understood and agreed that determinations in accordance with IFRS for purposes of Section 7, including defined terms as used therein, are subject (to the extent provided therein) to Section 11.07(a).”
     (c) ““Agreed-Upon Procedures Report” shall mean the letter substantially in the form of Exhibit J attached hereto.”
          (xii) Section 11.07 of the Credit Agreement is hereby amended by deleting the word “GAAP” and inserting in lieu thereof the word “IFRS”.
          (xiii) Section 11.19 of the Credit Agreement is hereby amended by deleting the word “GAAP” and inserting in lieu thereof the word “IFRS” in clause (ii) thereof.
          (xiv) Exhibits A and B attached hereto are hereby inserted as new Exhibits I and J to the Credit Agreement, respectively.
     B. Notice and Waiver. Subject to Section 4 herein and in reliance on the representations and warranties of the Borrower contained herein:
     (i) this Amendment shall constitute notice under and in accordance with Section 11.07(a)(i) of the Credit Agreement with respect to the Accounting Change;
     (ii) the Borrower, the Required Banks and the Administrative Agent hereby agree that the amendments to the Credit Agreement contemplated by this Amendment satisfy in full the amendments to the Credit Agreement contemplated by Section 11.07(a)(i) with respect to the Accounting Change; and
     (iii) in satisfaction of the Borrower’s obligations under Section 11.07(a)(ii) of the Credit Agreement, but without prejudice to the obligation of the Borrower under Section 11.07 with respect to any changes to IFRS following the date hereof, the Borrower shall provide the Administrative Agent and the Banks, within 60 days of the consummation of the Aviva Transaction, with an opening consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with (A) IFRS, (B) GAAP, and (C) IFRS with all assets and liabilities marked to market, in each case as of the date of the consummation of the Aviva Transaction; and a reconciliation work-sheet identifying and explaining any differences between items (A) and (B) above.
     C. Waiver. Subject to Section 4 herein and in reliance on the representations and warranties of the Borrower contained herein, the Required Banks hereby waive any Event of Default under Sections 8.03 (as a result of a violation of Section 7.02) and 8.09 of the Credit Agreement resulting from the Aviva Transaction.
Section 2. REPRESENTATIONS AND WARRANTIES

     A. In order to induce the Banks to enter into this Amendment, the Borrower represents and warrants that:
     B. Credit Agreement Representations. The representations and warranties contained in Section 5 of the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date and as if the references and interpretations referred to in Sections and 3.A and 4.C applied to such representations and warranties, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
     C. Absence of Default. No Default or Event of Default exists.
     D. Accuracy of Recitals. The recitals to this Amendment are true and correct in all respects on and as of the date hereof, and are incorporated hereby as if fully set forth herein.
Section 3. MISCELLANEOUS
     A. Credit Document. This Amendment is a Credit Document.
     B. Non-Waiver. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute an amendment or waiver of any provision of, or operate as an amendment or waiver of any right, power or remedy of the Administrative Agent or any Bank under, the Credit Agreement or any of the other Credit Documents. The Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
     C. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses incurred by the Administrative Agent and its counsel (including, without limitation, the fees and expenses of White & Case LLP) in connection with this Amendment are costs, fees and expenses incurred under, and in connection with, the matters set forth in, Section 11.01 of the Credit Agreement and accordingly are for the account of Borrower.
     D. Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     E. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     F. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
Section 4. EFFECTIVENESS
     A. Initial Effectiveness. This Amendment, except as provided in Section 4.B below, shall become effective on the date when each of the following conditions shall have been satisfied:
(i)	the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention: Stefano D’Aniello (facsimile number: 212 354-8113, email address: sdaniello@whitecase.com): and

(ii)	the Aviva Transaction shall have been consummated.
     B. Subsequent Effectiveness. Each of Sections 1.A(i), (ii), (iii), (iv), (v), (vi), (vii), (x), (xi)(b) and (c), (xii), (xiii) and (xiv), and Section 1.B herein shall become effective immediately following (i) the satisfaction of the conditions set forth in Section 4.A above, and (ii) the delivery of the GAAP financial statements of the Borrower with respect to the quarterly accounting period ending September 30, 2006 under Section 6.01(b) of the Credit Agreement as in effect before the effective date of this Amendment.
     C. References. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by Section 1.A.
[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

AMERUS GROUP CO.
By:	/s/ Brenda J. Cushing
	Name:	Brenda J. Cushing
	Title:	Senior Vice President & Controller

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent
By:	/s/ Lawrence Palumbo, Jr.
	Name:	Lawrence Palumbo, Jr.
	Title:	Vice President

SIGNATURE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 30, 2006, AMONG AMERUS GROUP CO., VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LaSalle Bank National Association

By:	/s/ Brandon S. Allison
	Name:	Brandon S. Allison
	Title:	Vice President

SIGNATURE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 20, 2006, AMONG AMERUS GROUP CO., VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bankers Trust Company, N.A.

By:	/s/ Anne A. McKibben

Name: Anne A. McKibben
Title: Assistant Vice President

SIGNATURE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 30, 2006, AMONG AMERUS GROUP CO., VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Citibank, N.A.

By:	/s/ Kimberly Dauber
	Name:	Kimberly Dauber
	Title:	Vice President

SIGNATURE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 30, 2006, AMONG AMERUS GROUP CO., VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Commerce Bank, N.A.

By:	/s/ Wayne C. Lewis

Name: Wayne C. Lewis Title: Vice President

SIGNATURE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 30, 2006, AMONG AMERUS GROUP CO., VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION: Credit Suisse, Cayman Islands Branch
By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By:	/s/ Bernhard Schmid
	Name:	Bernhard Schmid
	Title:	Assistant Vice President

SIGNATURE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 30, 2006, AMONG AMERUS GROUP CO., VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Goldman Sachs Credit Partners, L.P.

By:	/s/ Pedro Ramirez
	Name:	Pedro Ramirez
	Title:	Authorized Signatory

SIGNATURE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 26, 2006, AMONG AMERUS GROUP CO., VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JPMorgan Chase Bank, N.A.

By:	/s/ Lawrence Palumbo, Jr.
	Name:	Lawrence Palumbo, Jr.
	Title:	Vice President

SIGNATURE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 30, 2006, AMONG AMERUS GROUP CO., VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Merrill Lynch Bank USA

By:	/s/ Louis Alder
Name: Louis Alder
Title: Director

SIGNATURE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 30, 2006, AMONG AMERUS GROUP CO., VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

The Northern Trust Company

By:	/s/ Chris McKean

Name: Chris McKean
Title: Vice President

SIGNATURE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 30, 2006, AMONG AMERUS GROUP CO., VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

PNC National Association

By:	/s/ Edward J. Chidiac

Name: Edward J. Chidiac
Title: Managing Director

SIGNATURE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 30, 2006, AMONG AMERUS GROUP CO., VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

The Bank of Nova Scotia

By:	/s/ Todd S. Meller

Name: Todd S. Meller
Title: Managing Director

SIGNATURE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 30, 2006, AMONG AMERUS GROUP CO., VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

US Bank, N.A.

By:	/s/ Bonnie S. Wiskowski

Name: Bonnie S. Wiskowski
Title: Officer

EXHIBIT A
FORM OF ACCESS LETTER
Ernst & Young LLP
Des Moines, Iowa
Attention: Julie Middleswart
Ladies and Gentlemen:
We understand that Ernst & Young LLP (“E&Y”) has been engaged by AmerUs Group Co. (“Client”) to perform certain agreed-upon procedures with respect to certain Services. We have requested that Client deliver to us, when available, a copy of the report (including any portion, abstract and/or summary thereof, the “Report”) to be prepared by E&Y in connection with the Services.
We agree that (1) the procedures to be performed by E&Y at the request of Client, a copy of which we have reviewed (the “Procedures”), are sufficient for our purposes and we take responsibility for the sufficiency of the Procedures; (2) E&Y has made no representation or warranty to us as to the sufficiency of the Procedures or otherwise with respect to the Services or the Report; and (3) had E&Y been engaged to perform additional procedures, other matters might come to E&Y’s attention that would be addressed in the Report.
The Services do not constitute (1) an audit, review, or examination of financial statements conducted in accordance with generally accepted auditing standards of the American Institute of Certified Public Accountants (“AICPA”) or the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”); (2) an examination of prospective financial statements in accordance with applicable professional standards; or (3) procedures to detect fraud or illegal acts. The Services do not include any procedures to test compliance with the laws or regulations of any jurisdiction.
We further acknowledge and agree that (1) we do not acquire any rights against E&Y, any other member firm of the global Ernst & Young network, or any of their respective affiliates, partners, agents, representatives, or employees (collectively, the “E&Y Parties”), and E&Y assumes no duty or liability to us, in connection with our access to the Report(s) or with respect to the Procedures, and (2) we will not contend that any provisions of the United States or state securities laws could invalidate or avoid any provision of this letter.
In addition, except (1) where compelled by legal process (of which we shall promptly inform E&Y and tender to E&Y, if E&Y so elects, the defense thereof); (2) with respect to any contents of the Report relating to the tax treatment and tax structure of any transaction (including any facts that may be relevant to understanding the proposed tax treatment of any transaction); or (3) with E&Y’s prior written consent, we will not disclose, orally or in writing, any Report, or make any reference to E&Y in connection therewith, in any public document or to any third party. To the extent we are permitted to

Exhibit A

disclose the Report as set forth herein, we shall disclose it only in the original, complete and unaltered form provided by E&Y, with all restrictive legends and other agreements intact, and we will advise the party to whom we disclose the Report that it may not rely on, use, circulate, quote, or otherwise refer to the Report for any purpose.
We (for ourselves and our successors and assigns) hereby release each of the E&Y Parties from any and all claims or causes of action that we have, or hereafter may or shall have, against them in connection with the Report, our access to the Report, or E&Y’s performance of the Services. We shall indemnify, defend, and hold harmless the E&Y Parties from and against all claims, liabilities, losses and expenses suffered or incurred by any of them arising out of or in connection with (1) any breach of this letter by us or our representatives; and/or (2) any use or disclosure of, or reliance on, the Report by any other party that obtains access to the Report, directly or indirectly, from or through us or at our request.
This letter shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and fully to be performed therein by residents thereof.

Very truly yours, [Insert Name of Report User]
By:
Name:
Title:

EXHIBIT B
FORM OF AGREED-UPON PROCEDURES REPORT
To the Audit Committee and Management of AmerUs Group Co.:
We have performed the procedures enumerated below, which were agreed to by the audit committee and management of AmerUs Group Co., solely to assist you in evaluating management’s assertion that AmerUs Group Co. has complied with the financial covenant from Section 6.01 (a) (i) of the Amended and Restated Credit Agreement among AmerUs Group Co, the Banks and the Administrative Agent, dated June 16, 2006 as amended by the First Amendment dated October 30, 2006 and as may be amended, supplemented or otherwise modified, from time to time. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of those parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
We agreed the amounts presented in the AmerUs Group Co. December 31, ____ unaudited consolidated financial statements (balance sheet, income statement, statement of cash flows and statement of stockholders’ equity) prepared in accordance with International Financial Reporting Standards to the amounts included in, or derived from, the final business unit submission on Cartesis Magnitude submitted to Aviva plc, the parent of AmerUs Group Co. We agreed the amounts in the Aviva plc final consolidation version of Cartesis Magnitude to the amounts included in the December 31, ____ Aviva plc audited consolidated financial statements prepared in accordance with International Financial Reporting Standards.
We were not engaged to and did not conduct an examination, the objective of which would be the expression of an opinion on management’s assertion. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
This report is intended solely for the information and use of the audit committee and management of AmerUs Group Co. and is not intended to be and should not be used by anyone other than these specified parties. Notwithstanding the foregoing, this report may be disclosed in accordance with the terms of the engagement under which this report was produced.
Ernst & Young LLP
[Date of report]